                                                                    EXHIBIT 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

  Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss.1350)

Pursuant to Section 906 of the Sarbanes-Oxley  Act of 2002 (18 U.S.C.  ss.1350),
the undersigned,  Glen M. Kassan,  Vice President and Chief Financial Officer of
WebFinancial  Corporation,  a Delaware corporation (the "Company"),  does hereby certify, to his knowledge, that:

The Quarterly  Report on Form 10-QSB for the quarter ended September 30, 2004 of the Company (the "Report") fully complies with the requirements of Section 13(a)
or 15(d) of the Securities  Exchange Act of 1934, and the information  contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                       /s/ Glen M. Kassan
                                      ------------------------------------------
                                      Glen M. Kassan
                                      Vice President and Chief Financial Officer
                                      November 15, 2004